SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                         Date of Report: October 1, 1998


                        (Date of earliest event reported)


               Exact Name of                     IRS
               Registrant as                     Employer          Registrant's
Commission     Specified in     State of         Identification    Telephone
File Number    its Charter      Incorporation    Number            Number
- -----------    -------------    -------------    --------------    ------------
1-             IDACORP, Inc.    Idaho            82-0505802        208-388-2200

1-3198         Idaho Power      Idaho            82-0130980        208-388-2200
               Company


                  1221 West Idaho Street, Boise, ID 83702-5627
                    (Address of principal executive offices)

ITEM 5.  OTHER EVENTS

     At the annual meeting of the shareholders of Idaho Power Company, held on May 6, 1998, it was resolved, by the vote of a majority of the shareholders entitled to vote thereon, to adopt an Agreement and Plan of Exchange, dated as of February 2, 1998, between IDACORP, Inc. ("IDACORP") and Idaho Power Company, both Idaho corporations. Effective October 1, 1998, pursuant to the Agreement and Plan of Exchange, the outstanding shares of common stock ($2.50 par value) of Idaho Power were exchanged automatically on a share-for-share basis (the "Share Exchange") for common shares (without par value) of IDACORP, and IDACORP thereby became the holding company for Idaho Power. The preferred stock and debt of Idaho Power were not exchanged and remain securities of Idaho Power.

     The IDACORP common shares issued pursuant to the Share Exchange were registered under the Securities Act of 1933 pursuant to IDACORP's Registration Statement on Form S-4 (No. 333-48031), which became effective on March 23, 1998. Reference is made to the Proxy Statement and Prospectus of IDACORP and Idaho Power included in the Registration Statement for additional information about this transaction.

     Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), IDACORP common shares are deemed to be registered under Section 12(b) of the Exchange Act. IDACORP Common Shares were approved for listing on the New York Stock Exchange and the Pacific Exchange. The description of the IDACORP common shares contained under the caption "Proposal No. 2 - Holding Company Proposal - IDACORP Capitalization" in the Prospectus is incorporated by reference herein.

     Idaho Power common stock was registered pursuant to Section 12(b) of the Exchange Act and was listed on the New York Stock Exchange and the Pacific Exchange. Idaho Power is delisting the Idaho Power Common Stock from these exchanges and terminating the registration under the Exchange Act of the Idaho Power common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits -

Exhibit  File Number     As Exhibit
- -------  -----------     ----------
*2       333-48031           2               -Agreement and Plan of
                                             Exchange, dated as of
                                             February 2, 1998.

*4(a)    333-48031           3(a)            -Restated Articles of
                                             Incorporation of IDACORP,
                                             Inc.

*4(b)    333-00139           3(b)            -Articles of Amendment to
                                             Restated Articles of
                                             Incorporation creating A
                                             Series Preferred Stock,
                                             without par value, as filed
                                             with the Secretary of State
                                             of Idaho on September 17,
                                             1998.

*4(c)    333-48031           3(c)            -Amended Bylaws of IDACORP,
                                             Inc., as of September 10,
                                             1998.

*4(d)    Form 8-K            4               -Rights Agreement, dated as
         dated                               of September 10, 1998,
         September 15,                       between IDACORP, Inc. and
         1998                                The Bank of New York, as
                                             Rights Agent.

*4(e)    33-56071            3(d)            -Articles of Share Exchange,
                                             as filed with the Secretary
                                             of State of Idaho on
                                             September 29, 1998.

99                                           -Letter to Shareholders re
                                             Share Exchange and Rights
                                             Plan.
- ---------------
* Previously filed and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IDACORP, Inc.


                                     By:  /s/ J. LaMont Keen
                                          -------------------------------
                                          J. LaMont Keen
                                          Vice President, Chief Financial
                                            Officer and Treasurer

                                     IDAHO POWER COMPANY


                                     By:  /s/ J. LaMont Keen
                                          -------------------------------
                                          J. LaMont Keen
                                          Vice President, Chief Financial
                                            Officer and Treasurer

Date:  October 1, 1998

                                INDEX TO EXHIBITS

Exhibit  File Number     As Exhibit                                       Page
- -------  -----------     ----------                                       ----
*2       333-48031           2            -Agreement and Plan of
                                          Exchange, dated as of
                                          February 2, 1998.

*4(a)    333-48031           3(a)         -Restated Articles of
                                          Incorporation of IDACORP,
                                          Inc.

*4(b)    333-00139           3(b)         -Articles of Amendment to
                                          Restated Articles of
                                          Incorporation creating A
                                          Series Preferred Stock,
                                          without par value, as filed
                                          with the Secretary of State
                                          of Idaho on September 17,
                                          1998.

*4(c)    333-48031           3(c)         -Amended Bylaws of IDACORP,
                                          Inc., as of September 10,
                                          1998.

*4(d)    Form 8-K            4            -Rights Agreement, dated as
         dated                            of September 10, 1998,
         September 15,                    between IDACORP, Inc. and
         1998                             The Bank of New York, as
                                          Rights Agent.

*4(e)    33-56071            3(d)         -Articles of Share Exchange,
                                          as filed with the Secretary
                                          of State of Idaho on
                                          September 29, 1998.

99                                        -Letter to Shareholders re
                                          Share Exchange and Rights
                                          Plan.
- ---------------
* Previously filed and incorporated herein by reference.